Netting Arrangements for Certain Financial Instruments and Securities Financing Activities - Information on Company's Accounting Netting Adjustments and Items Not Offset in Consolidated Balance Sheet Liabilities But Available for Offset in Event of Default (Parenthetical) (Detail) - USD ($)
$ in Millions
	Dec. 31, 2015	Dec. 31, 2014
Offsetting [Abstract]
Cash collateral netted against derivative liabilities	$ 641	$ 705
Derivative liabilities not subject to netting arrangements	$ 576	$ 342